THE ONE® INCOME ANNUITYSM

Issued By

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement dated December 12, 2011

to the

Prospectus dated May 1, 2005

Effective on or about December 12, 2011, the following subaccount name change will occur:

Current Subaccount Name(1)	New Subaccount Name
Transamerica AEGON Money Market VP	TA AEGON Money Market

(1)	Also the name of the underlying fund portfolio the subaccount invests in. The underlying fund portfolio name is not changing.

Any references in the Prospectus to the subaccounts are hereby changed as noted above.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

The One® Income AnnuitySM dated May 1, 2005